Cash flow information - Schedule of reconciliation of disposal of property, plant and equipment and intangible assets to proceeds from disposal of fixed assets (Details) - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Cash Flow Information [Abstract]
Net book value	€ 46	€ 46	€ 34
Loss on disposal of fixed assets	(38)	(46)	(10)
PROCEEDS FROM DISPOSAL OF PROPERTY, PLANT, EQUIPMENT AND INTANGIBLE ASSETS	€ 8	€ 0	€ 24